Revised 3/1/05
               AMENDED AND RESTATED FOREIGN CUSTODY MANAGER AGREEMENT

                                   SCHEDULE 1

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Foreign Custody Manager Agreement dated as of May 16, 2001.

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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Franklin Capital Growth Fund    Delaware Statutory
                                Trust

Franklin Custodian Funds, Inc.  Maryland Corporation Franklin Dynatech Fund
                                                     Franklin Growth Fund
                                                     Franklin Income Fund
                                                     Franklin Utilities Fund

Franklin Floating Rate Master   Delaware Statutory   Franklin Floating Rate
Trust                           Trust                Master Series

Franklin Global Trust           Delaware Statutory   Fiduciary Core Fixed Income
                                Trust                Fund
                                                     Fiduciary Core Plus Fixed
                                                     Income Fund
                                                     Fiduciary European Smaller
                                                     Companies Fund Fiduciary
                                                     High Income Fund Fiduciary
                                                     Large Capitalization Growth
                                                     and Income Fund Fiduciary
                                                     Small Capitalization Growth
                                                     and Income Fund Franklin
                                                     Global Aggressive Growth
                                                     Fund Franklin Global Growth
                                                     Fund Franklin International
                                                     Smaller Companies Growth
                                                     Fund

Franklin Gold and Precious      Delaware Statutory
Metals Fund                     Trust

Franklin High Income Trust      Delaware Statutory   AGE High Income Fund
                                Trust

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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Franklin Investors Securities   Massachusetts        Franklin Convertible
Trust                           Business Trust       Securities Fund
                                                     Franklin Equity Income Fund
                                                     Franklin Floating Rate
                                                     Daily Access Fund
                                                     Franklin Global Government
                                                     Income Fund
                                                     Franklin Low Duration Total
                                                     Return Fund
                                                     Franklin Real Return fund
                                                     Franklin Total Return Fund

Franklin Managed Trust          Delaware Statutory   Franklin Rising Dividends
                                Trust                Fund
Franklin Real Estate            Delaware Business    Franklin Real Estate
Securities Trust                Trust                Securities Fund
Franklin Strategic Mortgage     Delaware Statutory
Portfolio                       Trust

Franklin Strategic Series       Delaware Statutory   Franklin Aggressive Growth
                                Trust                Fund
                                                     Franklin Biotechnology
                                                     Discovery Fund
                                                     Franklin Blue Chip Fund
                                                     Franklin Global
                                                     Communications Fund
                                                     Franklin Global Health Care
                                                     Fund Franklin Natural
                                                     Resources Fund Franklin
                                                     Small-Mid Cap Growth Fund I
                                                     Franklin Small Cap Growth
                                                     Fund II Franklin Strategic
                                                     Income Fund Franklin
                                                     Technology Fund Franklin
                                                     U.S. Long-Short Fund

Franklin Templeton Fund                              Franklin Templeton
Allocator Series                                     Conservative Target Fund
                                                     Franklin Templeton
                                                     Corefolio Allocation Fund
                                                     Franklin Templeton Founding
                                                     Funds
                                                     Allocation Fund
                                                     Franklin Templeton Growth
                                                     Target Fund
                                                     Franklin Templeton Moderate
                                                     Target Fund
                                                     Franklin Templeton
                                                     Perspectives Allocation
                                                     Fund
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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Franklin Templeton Variable     Massachusetts        Franklin Flex Cap Growth
Insurance Products Trust        Business Trust       Securities Fund
                                                     Franklin Global
                                                     Communications Securities
                                                     Fund
                                                     Franklin Growth and Income
                                                     Securities Fund Franklin
                                                     High Income Fund Franklin
                                                     Income Securities Fund
                                                     Franklin Large Cap Growth
                                                     Securities Fund Franklin
                                                     Large Cap Value Securities
                                                     Fund Franklin Money Market
                                                     Fund Franklin Real Estate
                                                     Fund Franklin Rising
                                                     Dividends Securities Fund
                                                     Franklin Small Cap Fund
                                                     Franklin Small Cap Value
                                                     Securities Fund Franklin
                                                     Strategic Income Securities
                                                     Fund Franklin U.S.
                                                     Government Fund Franklin
                                                     Zero Coupon Fund - 2005
                                                     Franklin Zero Coupon Fund -
                                                     2010 Mutual Discovery
                                                     Securities Fund Mutual
                                                     Shares Securities Fund
                                                     Templeton Global Income
                                                     Securities Fund

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Franklin Value Investors Trust  Massachusetts        Franklin Balance Sheet
                                Business Trust       Investment Fund
                                                     Franklin Large Cap Value
                                                     Fund
                                                     Franklin MicroCap Value
                                                     Fund
                                                     Franklin Small Cap Value
                                                     Fund

Institutional Fiduciary Trust   Massachusetts        Franklin Structured Large
                                Business Trust       Cap Core Equity Fund
                                                     Franklin Structured Large
                                                     Cap Growth Equity Fund
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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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CLOSED END FUNDS:

Franklin Floating Rate Trust    Delaware Statutory
                                Trust

Franklin Multi-Income Trust     Massachusetts
                                Business Trust

Franklin Mutual Recovery Fund   Delaware Statutory
                                Trust
Franklin Templeton High Yield
Trust                           Delaware Statutory
(not yet offered)               Trust

Franklin Templeton Limited
Duration                        Delaware Statutory
Income Trust                    Trust

Franklin Universal Trust        Massachusetts
                                Business Trust
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